SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 26, 2003

Quepasa Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-25565	86-0879433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	I.D. Number)

410 No. 44th Street

Suite 450

Phoenix, AZ 85008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 716-0100

Item 5. Other Information

On August 26, 2003, the Registrant executed an Employment Agreement (“Agreement”) with Jeffrey Peterson.

On August 26, 2003 the Registrant executed an Employment Agreement (“Agreement”) with David Hansen.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

10.1	Employee Agreement with Jeffrey Peterson

10.2	Employee Agreement with David Hansen

Dated:  September 2, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quepasa Corporation (Registrant)

By:	/s/ JEFFREY S. PETERSON
Jeffrey S. Peterson Chief Executive Officer

Dated:  September 2, 2003